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                       SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported ): February 15, 2002

                                 ALMOST FAMILY, INC.
               (Exact Name of registrant as specified in its charter)

        Delaware                       1-9848                06-1153720
(State or other Jurisdiction    (Commission File No.)       (IRS Employer
   of  Incorporation)                                    Identification No.)

       100 Mallard Creek Road
        Louisville, Kentucky                             40207
(Address of principal executive offices)              (Zip Code)

                                   (502) 899-5355
                  (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

On February 15, 2002, the Registrant issued the press release attached hereto to announce the expected restatement of its financial statements for the fiscal years ended March 31, 2001 and 2000 due to the identification of errors related to the accounting for its self-insured employee health benefits program.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The Registrant's press release issued February 15, 2002, is attached hereto as
Exhibit 1.



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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALMOST FAMILY, INC.
                                         (Registrant)

                                          By:/s/ C. Steven Guenthner
                                          C. Steven Guenthner
                                          Senior Vice President and
                                          Chief Financial Officer